S

THIS CERTIFICATE IS TRANSFERABLE
IN SOUTH SAINT PAUL, MN.

sajan

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 79379T 10 3

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

SAJAN, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

SAJAN, INC. (THE "COMPANY") IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES OF THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THIS CERTIFICATE OR STATEMENT, AS APPLICABLE, ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX BENEFIT PRESERVATION PLAN BETWEEN SAJAN, INC. (THE "COMPANY") AND WELLS FARGO & COMPANY, AS RIGHTS AGENT, DATED AS OF FEBRUARY 25, 2010 AND AS AMENDED FROM TIME TO TIME (THE "PLAN"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE PLAN, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS STATEMENT. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE OR STATEMENT, AS APPLICABLE, A COPY OF THE PLAN WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – ________ Custodian ________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[   ] ____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________

X ________________________________

X ________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.